UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549


                          FORM 8-K
                       CURRENT REPORT

 Pursuant to Section 13 or 15(d) of The Securities Exchange
                         Act of 1934



Date of Report (Date of earliest event reported) November 6, 2003
                                                -----------------



                       ROUNDY'S, INC.
    ----------------------------------------------------
   (Exact name of registrant as specified in its charter)


     Wisconsin           002-94984           39-0854535
 ------------------ -------------------  ------------------
 (State or other    (Commission File    (IRS Employee
 Jurisdiction of         Number)        Identification No.)
 Incorporation)


    875 E. Wisconsin Avenue, Milwaukee, Wisconsin  53202
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     (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code
                                 (414) 231-5000
                                  --------------




Item 7.  Financial Statements and Exhibits

(a)  None
(b)  None
(c) Exhibit 99.1 Press Release issued on November 6, 2003 announcing financial results for the three and nine-month periods ended September 27, 2003.

Item 9.  Regulation FD Disclosure

On November 6, 2003, Roundy's, Inc. issued a press release (Exhibit 99.1 attached hereto) announcing financial results for the three and nine-month periods ended September 27, 2003. This information, including the exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly identified therein as being incorporated therein by reference.


Item 12.  Results of Operations and Financial Condition

On November 6, 2003, Roundy's, Inc. issued a press release (Exhibit 99.1 attached hereto) announcing financial results for the three and nine-month periods ended September 27, 2003. This information, including the exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly identified therein as being incorporated therein by reference.

Adjusted EBITDA (as defined in the press release) is not a financial measure under generally accepted accounting principles ("GAAP") and should not be considered in isolation from, or as an alternative to, cash flow from operating activities, net income or any other GAAP measure as an indicator of the Company's operating performance or liquidity. Adjusted EBITDA as presented herein may not be comparable to similarly-titled measures reported by other companies. The Company's management believes the presentation of this measure provides useful information to investors and others for a number of reasons. The Company uses Adjusted EBITDA as one of many measures to evaluate the operating performance and liquidity of the business as well as for compensation purposes. In addition, Adjusted EBITDA is used in the calculation of certain of the Company's credit ratios under its senior credit facility, compliance with which is essential to continued credit availability under that facility. Adjusted EBITDA is also used to calculate certain ratios under the indenture to the Company's senior subordinated notes. Lastly, the Company believes that Adjusted EBITDA is also used by many investors, securities analysts, lenders and others as a performance or liquidity measure to make informed investment or credit decisions.



                                 SIGNATURES
                                 ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              ROUNDY'S, INC.
                              ---------------
                              (Registrant)



Date: November 12, 2003       BY /s/DARREN W. KARST
                              ---------------------
                              Darren W. Karst
                              Executive Vice President
                              and Chief Financial Officer